UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report: November 9, 2007

(Date of earliest event reported)

E*TRADE FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 East 57th Street

New York, New York 10022

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 521-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

E*TRADE Financial Corporation (the “Company”) has announced the departure of Dennis E. Webb, the former Division President, E*TRADE Capital Markets. Mr. Webb’s last day of employment is November 9, 2007. In connection with his departure, Mr. Webb will be eligible to receive severance benefits subject to meeting the terms and conditions of his employment agreement dated January 3, 2005, which is substantially in the form filed with the Company’s quarterly report on Form 10-Q on November 5, 2004.

Item 7.01	Regulation FD Disclosure.

On November 9, 2007, E*TRADE Financial Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information appearing in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits

(d) EXHIBITS

Number	Description

99.1	Press release, dated November 9, 2007, issued by E*TRADE Financial Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Dated: November 9, 2007	By:	/s/ Arlen W. Gelbard
Arlen W. Gelbard
Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated November 9, 2007, issued by E*TRADE Financial Corporation